Operating expenses	12 Months Ended
Mar. 31, 2024
Analysis of income and expense [abstract]
Operating expenses	Operating expenses

(EUR thousand)		For the financial year ended March 31
Expenses by nature	Notes	2024	2023	2022
Employee benefit expenses		(140,050)	(118,658)	(86,623)
Contributions to defined contribution plans		(8,055)	(7,619)	(4,022)
Depreciation and amortization	9	(43,782)	(51,028)	(87,900)
Agent costs		(95,333)	(75,950)	(23,914)
IT costs		(16,464)	(16,499)	(12,013)
Auditors, lawyers and consultants		(10,713)	(12,113)	(12,223)
Advertising and promotion		(3,644)	(3,827)	(1,729)
Travel, entertainment, office and rental cost		(13,287)	(11,456)	(7,253)
Contributions to defined benefit plans	29	(1,365)	(1,607)	(1,560)
Share-based payment transactions expenses	25	(3,957)	(9,988)	(6,414)
Change in fair value of warrants and put options	27, 31	9,287	11,070	15,583
Capitalized software development expenditure	15	33,667	25,688	17,163
External and other personnel cost		(8,735)	(7,544)	(4,343)
Business restructuring expenses		(1,324)	(4,446)	(1,980)
Corporate restructuring expenses		(5,660)	(2,764)	(475)
Impairment		(1,371)	(3,355)	(2,846)
Other operating income / (expenses)		(13,639)	(7,254)	7,971
Total		(324,425)	(297,350)	(212,577)
For the financial year ended March 31, 2024 the main driver of the total increase in employee benefit expenses is the average number of employees that increased from 1,617 (in the financial year ended March 31, 2023) to 1,897; additionally, salaries and bonus expenses increased as grants offsetting the salaries expenses in various jurisdictions ceased to be applicable. For further details regarding key management personnel remuneration, including pension obligations and other remuneration, please refer to Note 39.
For the financial year ended March 31, 2024 agent costs referring to merchant acquiring fees have increased as a consequence of the overall business recovery in line with revenues. In addition, they include all costs paid to carriers, representing the main operation cost of the PPS segment.
Auditors, lawyers and consultants include all external advisor fees, primarily related to the compliance requirements linked to the Company’s listed status. IT costs contain hardware and software maintenance and IT consulting expenses.
For the financial year ended March 31, 2024     the Group has benefited from grants in relation to COVID-19 offered by various countries’ governments amounting to EUR0.4 million (EUR2.0 million for the financial year ended March 31, 2023 and EUR9.0 million for the financial year ended March 31, 2022). The grants are presented within operating expenses in the income statement as a reduction of the employee benefit expenses and other operating income/(expenses). There are no unfulfilled conditions or other contingencies related to these grants.
Other operating income/(expenses) also comprises of bad debts, utility costs, bank fees, various other costs, and other exceptional items. The main drivers behind the increase of other operating income/ (expense) in financial year ended March 31, 2024 when compared to financial year ended March 31, 2023, were bad debts which increased by EUR2.3 million and issuing solution costs which increased by EUR1.8 million. For the financial year ended March 31, 2022, EUR9.6 million include the one-off release of an earn-out provision linked to the business combination with ZigZag Global.